THE UNITED STATES LIFE INSURANCE COMPANY
IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VA-R
GENERATIONSTM
FLEXIBLE PAYMENT VARIABLE AND FIXED GROUP
DEFERRED ANNUITY CERTIFICATES
SUPPLEMENT DATED SEPTEMBER 4, 2001
TO
PROSPECTUS
DATED MAY 1, 2001

THIS SUPPLEMENT SUPERCEDES THE MAY 18, 2001 SUPPLEMENT.

          Effective August 29, 2001, The United States Life Insurance Company in the City of New York ("USL") is amending the prospectus for the sole purpose of announcing the acquisition of USL's parent corporation.

          On page 16 of the prospectus, the section under the title "USL" is deleted in its entirety and replaced with the following:

USL is a stock life insurance company organized under the laws of the State of New York in 1850. USL is an indirect, wholly-owned subsidiary of American General Corporation ("AGC"), a Texas corporation and a diversified financial services holding company engaged primarily in the insurance business. American General Financial Group is the marketing name for AGC and its subsidiaries. The commitments under the Contracts are USL's, and AGC has no legal obligation to back those commitments.

On May 11, 2001, AGC, American International Group, Inc. ("AIG"), a Delaware corporation and Washington Acquisition Corporation, a Texas corporation and a wholly-owned subsidiary of AIG, entered into an agreement pursuant to which AGC would become a wholly-owned subsidiary of AIG (the "Transaction"). On August 15, 2001, the shareholders of AGC voted to approve the Transaction. On August 29, 2001, the Transaction was completed. As a result of the Transaction, USL is now an indirect, wholly-owned subsidiary of AIG.

USL is a member of the Insurance Marketplace Standards Association ("IMSA"). IMSA is a voluntary membership organization created by the life insurance industry to promote ethical market conduct for individual life insurance and annuity products. USL's membership in IMSA applies only to USL and not its products.